Exhibit 99.1

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2015 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2015	Apr. 30, 2015	Jul. 31, 2015	Oct. 31, 2015	Oct. 31, 2015	Jan. 31, 2015	Apr. 30, 2015	Jul. 31, 2015	Oct. 31, 2015	Oct. 31, 2015	Jan. 31, 2015	Apr. 30, 2015	Jul. 31, 2015	Oct. 31, 2015	Oct. 31, 2015
Net revenue: (a)
Enterprise Group	$7,138	$6,714	$7,145	$7,514	$28,511	$6,982	$6,560	$7,007	$7,358	$27,907	$156	$154	$138	$156	$604
Enterprise Services	4,837	4,662	4,837	4,861	19,197	4,993	4,817	4,976	5,020	19,806	(156)	(155)	(139)	(159)	(609)
Software	870	892	901	959	3,622	870	892	901	959	3,622	—	—	—	—	—
Financial Services	803	805	807	801	3,216	803	805	807	801	3,216	—	—	—	—	—
Corporate Investments	4	1	1	1	7	4	1	1	1	7	—	—	—	—	—
Total segments	13,652	13,074	13,691	14,136	54,553	13,652	13,075	13,692	14,139	54,558	—	(1)	(1)	(3)	(5)
Elimination of intersegment net revenue and other	(599)	(525)	(634)	(688)	(2,446)	(599)	(526)	(635)	(691)	(2,451)	—	1	1	3	5
Total HPE consolidated and combined net revenue	$13,053	$12,549	$13,057	$13,448	$52,107	$13,053	$12,549	$13,057	$13,448	$52,107	$—	$—	$—	$—	$—
Earnings before taxes: (a)
Enterprise Group	$1,092	$963	$910	$1,034	$3,999	$1,058	$923	$881	$1,000	$3,862	$34	$40	$29	$34	$137
Enterprise Services	116	132	256	378	882	150	172	285	412	1,019	(34)	(40)	(29)	(34)	(137)
Software	157	159	185	287	788	157	159	185	287	788	—	—	—	—	—
Financial Services	90	85	87	87	349	90	85	87	87	349	—	—	—	—	—
Corporate Investments	(91)	(108)	(109)	(115)	(423)	(91)	(108)	(109)	(115)	(423)	—	—	—	—	—
Total segment earnings from operations	1,364	1,231	1,329	1,671	5,595	1,364	1,231	1,329	1,671	5,595	—	—	—	—	—
Corporate and unallocated costs and eliminations	(110)	(76)	(104)	(164)	(454)	(110)	(76)	(104)	(164)	(454)	—	—	—	—	—
Stock-based compensation expense	(139)	(97)	(117)	(212)	(565)	(139)	(97)	(117)	(212)	(565)	—	—	—	—	—
Amortization of intangible assets	(203)	(204)	(225)	(220)	(852)	(203)	(204)	(225)	(220)	(852)	—	—	—	—	—
Restructuring charges	(132)	(248)	(24)	(550)	(954)	(132)	(248)	(24)	(550)	(954)	—	—	—	—	—
Acquisition and other related charges	(4)	(19)	(46)	(20)	(89)	(4)	(19)	(46)	(20)	(89)	—	—	—	—	—
Separation costs	(44)	(159)	(255)	(339)	(797)	(44)	(159)	(255)	(339)	(797)	—	—	—	—	—
Defined benefit plan settlement charges	—	—	(178)	(47)	(225)	—	—	(178)	(47)	(225)	—	—	—	—	—
Impairment of data center assets	—	—	(136)	—	(136)	—	—	(136)	—	(136)	—	—	—	—	—
Interest and other, net	(16)	(30)	4	(9)	(51)	(16)	(30)	4	(9)	(51)	—	—	—	—	—
Loss from equity interests	(2)	—	—	—	(2)	(2)	—	—	—	(2)	—	—	—	—	—
Total HPE consolidated and combined earnings before taxes	$714	$398	$248	$110	$1,470	$714	$398	$248	$110	$1,470	$—	$—	$—	$—	$—

(a) Effective at the beginning of the first quarter of fiscal 2017, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes primarily resulted in the transfer of the Communications and Media Solutions product group previously reported within the Enterprise Services segment to the Technology Services business unit within the Enterprise Group segment.
The Company reflected these changes to its segment information retrospectively to the earliest period presented, which primarily resulted in the transfer of net revenue, related eliminations of interesegment revenues and operating profit related to the Communications and Media Solutions product group previously reported within the Enterprise Services segment to the Technology Services business unit within the Enterprise Group segment.
The change had no impact on Hewlett Packard Enterprise's previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2015 SEGMENT INFORMATION (Revised)
(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended								Twelve months ended
	Jan. 31, 2015	Apr. 30, 2015	Jul. 31, 2015	Oct. 31, 2015	Oct. 31, 2015	Jan. 31, 2015	Apr. 30, 2015	Jul. 31, 2015	Oct. 31, 2015	Oct. 31, 2015	Jan. 31, 2015		Apr. 30, 2015		Jul. 31, 2015		Oct. 31, 2015		Oct. 31, 2015
Segment operating margin: (a)
Enterprise Group	15.3%	14.3%	12.7%	13.8%	14.0%	15.2%	14.1%	12.6%	13.6%	13.8%	0.1	pts	0.2	pts	0.1	pts	0.2	pts	0.2	pts
Enterprise Services	2.4%	2.8%	5.3%	7.8%	4.6%	3.0%	3.6%	5.7%	8.2%	5.1%	(0.6	pts)	(0.8	pts)	(0.4	pts)	(0.4	pts)	(0.5	pts)
Software	18.0%	17.8%	20.5%	29.9%	21.8%	18.0%	17.8%	20.5%	29.9%	21.8%	—		—		—		—		—
Financial Services	11.2%	10.6%	10.8%	10.9%	10.9%	11.2%	10.6%	10.8%	10.9%	10.9%	—		—		—		—		—
Corporate Investments (b)	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM		NM		NM		NM		NM
Total segment earnings from operations	10.0%	9.4%	9.7%	11.8%	10.3%	10.0%	9.4%	9.7%	11.8%	10.3%	—		—		—		—		—

(a) Effective at the beginning of the first quarter of fiscal 2017, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes primarily resulted in the transfer of the Communications and Media Solutions product group previously reported within the Enterprise Services segment to the Technology Services business unit within the Enterprise Group segment.
The Company reflected these changes to its segment information retrospectively to the earliest period presented, which primarily resulted in the transfer of net revenue, related eliminations of intersegment revenues and operating profit related to the Communications and Media Solutions product group previously reported within the Enterprise Services segment to the Technology Services business unit within the Enterprise Group segment.
The change had no impact on Hewlett Packard Enterprise's previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.
(b) “NM” represents not meaningful.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2015 SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2015	Apr. 30, 2015	Jul. 31, 2015	Oct. 31, 2015	Oct. 31, 2015	Jan. 31, 2015	Apr. 30, 2015	Jul. 31, 2015	Oct. 31, 2015	Oct. 31, 2015	Jan. 31, 2015	Apr. 30, 2015	Jul. 31, 2015	Oct. 31, 2015	Oct. 31, 2015
Net revenue: (a)
Enterprise Group
Servers	$3,590	$3,329	$3,516	$3,767	$14,202	$3,595	$3,332	$3,520	$3,772	$14,219	$(5)	$(3)	$(4)	$(5)	$(17)
Technology Services	2,144	2,086	2,018	2,018	8,266	1,988	1,932	1,880	1,862	7,662	156	154	138	156	604
Storage	837	740	784	819	3,180	837	740	784	819	3,180	—	—	—	—	—
Networking	567	559	827	910	2,863	562	556	823	905	2,846	5	3	4	5	17
Total Enterprise Group	7,138	6,714	7,145	7,514	28,511	6,982	6,560	7,007	7,358	27,907	156	154	138	156	604
Enterprise Services
Infrastructure Technology Outsourcing	3,132	2,871	3,036	3,068	12,107	3,132	2,871	3,036	3,068	12,107	—	—	—	—	—
Application and Business Services	1,705	1,791	1,801	1,793	7,090	1,861	1,946	1,940	1,952	7,699	(156)	(155)	(139)	(159)	(609)
Total Enterprise Services	4,837	4,662	4,837	4,861	19,197	4,993	4,817	4,976	5,020	19,806	(156)	(155)	(139)	(159)	(609)
Software	870	892	901	959	3,622	870	892	901	959	3,622	—	—	—	—	—
Financial Services	803	805	807	801	3,216	803	805	807	801	3,216	—	—	—	—	—
Corporate Investments	4	1	1	1	7	4	1	1	1	7	—	—	—	—	—
Total segments	13,652	13,074	13,691	14,136	54,553	13,652	13,075	13,692	14,139	54,558	—	(1)	(1)	(3)	(5)
Elimination of intersegment net revenue and other	(599)	(525)	(634)	(688)	(2,446)	(599)	(526)	(635)	(691)	(2,451)	—	1	1	3	5
Total HPE consolidated and combined net revenue	$13,053	$12,549	$13,057	$13,448	$52,107	$13,053	$12,549	$13,057	$13,448	$52,107	$—	$—	$—	$—	$—

(a) Effective at the beginning of the first quarter of fiscal 2017, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes resulted in: (i) the transfer of the Communications and Media Solutions product group previously reported within the Enterprise Services segment to the Technology Services business unit within the Enterprise Group segment; and (ii) the transfer of the certain server technologies previously reported within the Servers business unit to the Networking business unit.
The Company reflected these changes to its segment information retrospectively to the earliest period presented, which resulted in: (i) the transfer of net revenue, related eliminations of intersegment revenues and operating profit related to the Communications and Media Solutions product group previously reported within the Enterprise Services segment to the Technology Services business unit within the Enterprise Group segment; and (ii) the transfer of net revenue from certain server technologies previously reported within the Servers business unit to the Networking business unit.
These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2016 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2016	Apr. 30, 2016	Jul. 31, 2016	Oct. 31, 2016	Oct. 31, 2016	Jan. 31, 2016	Apr. 30, 2016	Jul. 31, 2016	Oct. 31, 2016	Oct. 31, 2016	Jan. 31, 2016	Apr. 30, 2016	Jul. 31, 2016	Oct. 31, 2016	Oct. 31, 2016
Net revenue: (a)
Enterprise Group	$7,182	$7,159	$6,615	$6,823	$27,779	$7,051	$7,010	$6,476	$6,682	$27,219	$131	$149	$139	$141	$560
Enterprise Services	4,555	4,569	4,582	4,590	18,296	4,688	4,723	4,725	4,736	18,872	(133)	(154)	(143)	(146)	(576)
Software	780	774	738	903	3,195	780	774	738	903	3,195	—	—	—	—	—
Financial Services	776	788	812	814	3,190	776	788	812	814	3,190	—	—	—	—	—
Corporate Investments	1	2	—	—	3	1	2	—	—	3	—	—	—	—	—
Total segments	13,294	13,292	12,747	13,130	52,463	13,296	13,297	12,751	13,135	52,479	(2)	(5)	(4)	(5)	(16)
Elimination of intersegment net revenue and other	(570)	(581)	(537)	(652)	(2,340)	(572)	(586)	(541)	(657)	(2,356)	2	5	4	5	16
Total HPE consolidated net revenue	$12,724	$12,711	$12,210	$12,478	$50,123	$12,724	$12,711	$12,210	$12,478	$50,123	$—	$—	$—	$—	$—
Earnings before taxes: (a)
Enterprise Group	$964	$847	$849	$909	$3,569	$944	$817	$815	$883	$3,459	$20	$30	$34	$26	$110
Enterprise Services	218	287	359	483	1,347	238	317	393	509	1,457	(20)	(30)	(34)	(26)	(110)
Software	136	192	131	290	749	136	192	131	290	749	—	—	—	—	—
Financial Services	100	73	80	83	336	100	73	80	83	336	—	—	—	—	—
Corporate Investments	(99)	(87)	(83)	(79)	(348)	(99)	(87)	(83)	(79)	(348)	—	—	—	—	—
Total segment earnings from operations	1,319	1,312	1,336	1,686	5,653	1,319	1,312	1,336	1,686	5,653	—	—	—	—	—
Corporate and unallocated costs and eliminations	(125)	(176)	(128)	(169)	(598)	(125)	(176)	(128)	(169)	(598)	—	—	—	—	—
Stock-based compensation expense	(165)	(138)	(129)	(126)	(558)	(165)	(138)	(129)	(126)	(558)	—	—	—	—	—
Amortization of intangible assets	(218)	(201)	(210)	(126)	(755)	(218)	(201)	(210)	(126)	(755)	—	—	—	—	—
Restructuring charges	(311)	(161)	(369)	(395)	(1,236)	(311)	(161)	(369)	(395)	(1,236)	—	—	—	—	—
Acquisition and other related charges	(37)	(53)	(37)	(51)	(178)	(37)	(53)	(37)	(51)	(178)	—	—	—	—	—
Separation costs	(79)	(91)	(135)	(293)	(598)	(79)	(91)	(135)	(293)	(598)	—	—	—	—	—
Gain on H3C and MphasiS divestitures	—	—	2,169	251	2,420	—	—	2,169	251	2,420	—	—	—	—	—
Interest and other, net	(80)	(60)	(78)	(94)	(312)	(80)	(60)	(78)	(94)	(312)	—	—	—	—	—
Tax indemnification adjustments	15	(69)	60	311	317	15	(69)	60	311	317	—	—	—	—	—
Loss from equity interests	—	—	(72)	(4)	(76)	—	—	(72)	(4)	(76)	—	—	—	—	—
Total HPE consolidated earnings before taxes	$319	$363	$2,407	$990	$4,079	$319	$363	$2,407	$990	$4,079	$—	$—	$—	$—	$—

(a) Effective at the beginning of the first quarter of fiscal 2017, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes primarily resulted in the transfer of the Communications and Media Solutions product group previously reported within the Enterprise Services segment to the Technology Services business unit within the Enterprise Group segment.
The Company reflected these changes to its segment information retrospectively to the earliest period presented, which primarily resulted in the transfer of net revenue, related eliminations of interesegment revenues and operating profit related to the Communications and Media Solutions product group previously reported within the Enterprise Services segment to the Technology Services business unit within the Enterprise Group segment.
The change between the Enterprise Services and Enterprise Group segments had no impact on Hewlett Packard Enterprise's previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2016 SEGMENT INFORMATION (Revised)
(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended								Twelve months ended
	Jan. 31, 2016	Apr. 30, 2016	Jul. 31, 2016	Oct. 31, 2016	Oct. 31, 2016	Jan. 31, 2016	Apr. 30, 2016	Jul. 31, 2016	Oct. 31, 2016	Oct. 31, 2016	Jan. 31, 2016		Apr. 30, 2016		Jul. 31, 2016		Oct. 31, 2016		Oct. 31, 2016
Segment operating margin: (a)
Enterprise Group	13.4%	11.8%	12.8%	13.3%	12.8%	13.4%	11.7%	12.6%	13.2%	12.7%	—		0.1	pts	0.2	pts	0.1	pts	0.1	pts
Enterprise Services	4.8%	6.3%	7.8%	10.5%	7.4%	5.1%	6.7%	8.3%	10.7%	7.7%	(0.3	pts)	(0.4	pts)	(0.5	pts)	(0.2	pts)	(0.3	pts)
Software	17.4%	24.8%	17.8%	32.1%	23.4%	17.4%	24.8%	17.8%	32.1%	23.4%	—		—		—		—		—
Financial Services	12.9%	9.3%	9.9%	10.2%	10.5%	12.9%	9.3%	9.9%	10.2%	10.5%	—		—		—		—		—
Corporate Investments (b)	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM		NM		NM		NM		NM
Total segment earnings from operations	9.9%	9.9%	10.5%	12.8%	10.8%	9.9%	9.9%	10.5%	12.8%	10.8%	—		—		—		—		—

(a) Effective at the beginning of the first quarter of fiscal 2017, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes resulted in: (i) within the Enterprise Group segment, primarily, the transfer of the big data storage product group previously reported within the Servers business unit to the Storage business unit; the transfer of the Aruba services capabilities previously reported within the Networking business unit into the Technology Services business unit; and (ii) the transfer of the Communications and Media Solutions product group previously reported within the Enterprise Services segment to the Technology Services business unit within the Enterprise Group segment.
The Company reflected these changes to its segment information retrospectively to the earliest period presented, which resulted in: (i) within the Enterprise Group segment, primarily, the transfer of net revenue of the big data storage product group previously reported within the Servers business unit to the Storage business unit; the transfer of net revenue of the Aruba services capabilities previously reported within the Networking business unit into the Technology Services business unit; and (ii) the transfer of net revenue, related eliminations of intersegment revenues and operating profit related to the Communications and Media Solutions product group previously reported within the Enterprise Services segment to the Technology Services business unit within the Enterprise Group segment.
The changes within the Enterprise Group segment had no impact on Hewlett Packard Enterprise’s previously reported Enterprise Group segment net revenue and earnings from operations. The change between the Enterprise Services and Enterprise Group segments had no impact on Hewlett Packard Enterprise's previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.
(b) “NM” represents not meaningful.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2016 SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2016	Apr. 30, 2016	Jul. 31, 2016	Oct. 31, 2016	Oct. 31, 2016	Jan. 31, 2016	Apr. 30, 2016	Jul. 31, 2016	Oct. 31, 2016	Oct. 31, 2016	Jan. 31, 2016	Apr. 30, 2016	Jul. 31, 2016	Oct. 31, 2016	Oct. 31, 2016
Net revenue: (a)
Enterprise Group
Servers	$3,536	$3,498	$3,316	$3,463	$13,813	$3,568	$3,561	$3,368	$3,522	$14,019	$(32)	$(63)	$(52)	$(59)	$(206)
Technology Services	1,985	2,019	1,933	1,974	7,911	1,810	1,823	1,745	1,782	7,160	175	196	188	192	751
Storage	837	808	763	827	3,235	810	752	724	779	3,065	27	56	39	48	170
Networking	824	834	603	559	2,820	863	874	639	599	2,975	(39)	(40)	(36)	(40)	(155)
Total Enterprise Group	7,182	7,159	6,615	6,823	27,779	7,051	7,010	6,476	6,682	27,219	131	149	139	141	560
Enterprise Services
Infrastructure Technology Outsourcing	2,874	2,839	2,866	2,846	11,425	2,874	2,839	2,866	2,846	11,425	—	—	—	—	—
Application and Business Services	1,681	1,730	1,716	1,744	6,871	1,814	1,884	1,859	1,890	7,447	(133)	(154)	(143)	(146)	(576)
Total Enterprise Services	4,555	4,569	4,582	4,590	18,296	4,688	4,723	4,725	4,736	18,872	(133)	(154)	(143)	(146)	(576)
Software	780	774	738	903	3,195	780	774	738	903	3,195	—	—	—	—	—
Financial Services	776	788	812	814	3,190	776	788	812	814	3,190	—	—	—	—	—
Corporate Investments	1	2	—	—	3	1	2	—	—	3	—	—	—	—	—
Total segments	13,294	13,292	12,747	13,130	52,463	13,296	13,297	12,751	13,135	52,479	(2)	(5)	(4)	(5)	(16)
Elimination of intersegment net revenue and other	(570)	(581)	(537)	(652)	(2,340)	(572)	(586)	(541)	(657)	(2,356)	2	5	4	5	16
Total HPE consolidated net revenue	$12,724	$12,711	$12,210	$12,478	$50,123	$12,724	$12,711	$12,210	$12,478	$50,123	$—	$—	$—	$—	$—

(a) Effective at the beginning of the first quarter of fiscal 2017, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes resulted in: (i) within the Enterprise Group segment, primarily, the transfer of the big data storage product group previously reported within the Servers business unit to the Storage business unit; the transfer of the Aruba services capabilities previously reported within the Networking business unit into the Technology Services business unit; and (ii) the transfer of the Communications and Media Solutions product group previously reported within the Enterprise Services segment to the Technology Services business unit within the Enterprise Group segment.
The Company reflected these changes to its segment information retrospectively to the earliest period presented, which resulted in: (i) within the Enterprise Group segment, primarily, the transfer of net revenue of the big data storage product group previously reported within the Servers business unit to the Storage business unit; the transfer of net revenue of the Aruba services capabilities previously reported within the Networking business unit into the Technology Services business unit; and (ii) the transfer of net revenue, related eliminations of intersegment revenues and operating profit related to the Communications and Media Solutions product group previously reported within the Enterprise Services segment to the Technology Services business unit within the Enterprise Group segment.
The changes within the Enterprise Group segment had no impact on Hewlett Packard Enterprise’s previously reported Enterprise Group segment net revenue and earnings from operations. The change between the Enterprise Services and Enterprise Group segments had no impact on Hewlett Packard Enterprise's previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.